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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) AUGUST 29, 2002
                                                         ---------------


                         COMMISSION FILE NUMBER: 1-10643


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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


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                DELAWARE                                       75-2313955
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)



              3710 RAWLINS
               SUITE 1500
              DALLAS, TEXAS                                    75219-4298
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588


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                         HALLWOOD REALTY PARTNERS, L.P.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


On August 29, 2002, the Supreme Court of Delaware issued its opinion in the pending action styled Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., et al. (C.A. No. 15754). In its opinion, the court affirmed the judgment of the trial court that the remaining defendants other than HRP are jointly and severally liable to HRP. The court reversed the trial court's determination of damages, and remanded the case to the trial court to fashion appropriate relief.

































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                         HALLWOOD REALTY PARTNERS, L.P.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HALLWOOD REALTY PARTNERS, L.P.
                                     ------------------------------
                                     (Registrant)

                                     By:     HALLWOOD REALTY, LLC
                                             General Partner

Date: September 3, 2002              By:     /s/  JEFFREY D. GENT
                                             --------------------
                                             Jeffrey D. Gent
                                             Vice President - Finance
                                             (Principal Financial and Accounting
                                             Officer)



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